Cover	Jul. 20, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002139708
Document Type	S-6
Entity Registrant Name	FT 13191
Document Period End Date	Jul. 20, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks a high rate of current monthly income, with capital appreciation as a secondary objective. Under normal circumstances, the Trust will invest at least 80% of its assets in ETFs.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust seeks to provide investors with a high rate of current monthly income by investing across a broad range of high income paying ETFs. The ETFs invest in various asset classes, including any combination of common stocks, floating-rate securities, high-yield securities (also known as “junk bonds”), investment grade securities, preferred securities, options (utilized to generate additional income from premiums received for writing/selling call options), mortgage-backed securities, U.S. Treasury obligations, senior loans, covenant-lite loans and foreign securities.

The ETFs were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the ETFs (requiring a minimum market capitalization of $50,000,000), the current dividend yield of the ETFs (prioritizing ETFs with the highest dividend yields) and the quality and character of the securities held by the ETFs (considering the consistency and reliability of the dividend of the Funds). With respect to ETFs that invest in fixed-income securities, the Sponsor does not require specific credit quality, maturity or duration investment policies when selecting the ETFs for the portfolio. All other factors being equal, the Sponsor will select ETFs with lower expense ratios, while attempting to limit the overlap of the securities held by the ETFs. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

In connection with the Trust’s investments in ETFs advised by First Trust Advisors L.P., an affiliate of the Trust’s Sponsor, First Trust Advisors L.P. will receive advisory fees from the underlying ETFs which it would not otherwise receive if the Trust invested solely in ETFs advised by unaffiliated third-parties. This may provide an incentive for the Sponsor to select ETFs advised by First Trust Advisors L.P. over ETFs advised by unaffiliated third-parties. The Sponsor may invest in an affiliated ETF even in circumstances where an unaffiliated ETF may have lower fees or better performance over certain time periods. However, the Sponsor selected what it considered to be the best suited ETFs to achieve the Trust’s investment objectives even though there may be other ETFs, including those advised by unaffiliated third-parties, that provide similar results.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to derivative instruments, depositary receipts and companies with various market capitalizations through the Trust’s investment in the Funds.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.